SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 29, 2004
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                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                    0-23340                      51-0332317
     --------                    -------                      ----------
 (State or other               (Commission                  (IRS Employer
   jurisdiction               File Number)              Identification Number)
 of incorporation


  105 Westpark Drive, Suite 200, Brentwood, Tennessee                    37027
  ---------------------------------------------------                    -----
        (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure

        On January 29, 2004, America Service Group Inc. (the "Company") issued a press release announcing, among other things, that the Company is in discussions with the Florida Attorney General's office based upon claims that the Company played an indirect role in improper billing of Medicaid by independent providers treating incarcerated patients. The relevant portions of the press release are set forth below:

        "Florida Attorney General Investigation

        Two of the Company's operating subsidiaries, EMSA Correctional Services
        (EMSA) and Prison Health Services, have been involved in a sporadic investigation by the Florida Attorney General's office related to Medicaid reimbursement issues from December 1, 1998, to the present. The Company acquired EMSA in early 1999. Although neither the Company nor its subsidiaries have ever billed Medicaid for reimbursement, the Florida Attorney General's office has been investigating allegations, first raised related to EMSA in 1997, that correctional healthcare providers may have played an indirect role in the submission by independent providers of unallowable Medicaid claims for the treatment of inmates. The Company and its subsidiaries are cooperating fully with the investigation. Based upon recent discussions with the Florida Attorney General's office, the Company believes that the Florida Attorney General's office intends to pursue a claim against the Company as part of the State's industry-wide investigation of billing practices for inmate healthcare in Florida. It is possible that this matter could result in a material impact on the Company's financial results as a result of ongoing legal fees related to the matter, potential litigation by the Florida Attorney General's office or a potential negotiated settlement. At this time, the Company cannot quantify or predict the actual impact of this matter on the Company's financial results."

        This Form 8-K may contain "forward-looking" statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. As such, they involve risk and uncertainty that actual results may differ materially from those projected in the forward-looking statements including, without limitation, risks related to the following: the impact related to the Florida Attorney General's office investigation; the Company's ability to retain existing client contracts and obtain new contracts; whether or not government agencies continue to privatize correctional healthcare services; increased competition for new contracts and renewals of existing contracts; the Company's ability to execute its expansion strategies; the Company's ability to limit its exposure for catastrophic illnesses and injuries in excess of amounts covered under contracts or insurance coverage; and the Company's dependence on key personnel. A discussion of these important factors and assumptions regarding the statements and risks involved is contained in the Company's annual report on Form 10-K and other filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this release. The Company assumes no obligations to update or revise them or provide reasons why actual results may differ.





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Item 12.  Results of Operations and Financial Condition.

        In a press release issued on January 29, 2004, the Company, among other things, reaffirmed its previous guidance related to 2003 results and announced guidance for 2004 results. The relevant portions of the press release are set forth below:


        "2003 Expectations

        Excluding any potential impact related to the Florida Attorney General's office investigation discussed above, at this time the Company expects full-year results for 2003, which are scheduled to be announced after market close on February 23, 2004, to meet or exceed its previous guidance.


        2004 Guidance

        Additionally, America Service Group Inc. today announced guidance for 2004 full-year results. Consistent with past practice, the Company's guidance only reflects contracts currently in operation and does not factor in any potential new business. Also consistent with past practice, the Company will apply the discontinued operations provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 144 to expired service contracts. The Company currently expects revenues from continuing and discontinued contracts of approximately $650 million in 2004. Pre-tax income from continuing and discontinued operations is expected to be approximately $22.5 million in 2004, excluding any potential impact related to the State of Florida Attorney General's office investigation discussed above. Depreciation, amortization and interest expense is expected to be approximately $6.1 million in 2004. The Company expects fully diluted shares outstanding to be approximately 7.35 million in 2004.

        America Service Group Inc., based in Brentwood, Tennessee, is the leading provider of correctional healthcare services in the United States. America Service Group Inc., through its subsidiaries, provides a wide range of healthcare and pharmacy programs to government agencies for the medical care of inmates."

        The most directly comparable GAAP measures for the guidance provided by the Company is Healthcare Revenue, Income from Continuing Operations Before Tax, Depreciation and Amortization, and Interest, each of which will only include results from continuing contracts. Because it is not possible to reliably forecast discontinued operations, reconciliation of the Company's guidance to the most directly comparable GAAP measure is not accessible on a forward-looking basis.

        This Form 8-K may contain "forward-looking" statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. As such, they involve risk and uncertainty that actual results may differ materially from those projected in the forward-looking statements including, without limitation, risks related to the following: the impact related to the Florida Attorney General's office investigation; the Company's ability to retain existing client contracts and obtain new contracts; whether or not government agencies continue to privatize correctional healthcare services; increased competition for new contracts and renewals of existing contracts; the Company's ability to execute its expansion strategies; the Company's ability to limit its exposure for catastrophic illnesses and injuries in excess of amounts covered under contracts or insurance coverage; and the Company's dependence on key personnel. A discussion of these important factors and assumptions regarding the statements and risks involved is contained in the Company's annual report on Form 10-K and other filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this release. The Company assumes no obligations to update or revise them or provide reasons why actual results may differ.









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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICA SERVICE GROUP INC.



Date:  January 30, 2004              By:     /s/  MICHAEL CATALANO
                                         --------------------------------
                                         Michael Catalano
                                         Chairman, President and Chief
                                         Executive Officer